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                                SECOND AMENDMENT
                                     TO THE
                      SECOND AMENDED AND RESTATED AGREEMENT
                  AND CERTIFICATE OF LIMITED PARTNERSHIP OF
            PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

This Second Amendment dated as of September 29, 1997 amends the Second Amended and Restated Agreement and Certificate of Limited Partnership of Penobscot Energy Recovery Company, Limited Partnership originally entered into as of May 15, 1986 and amended by First Amendment dated June 14, 1991 (the "Partnership Agreement"). The purpose of this Second Amendment is to provide for the partial transfer of the limited partnership interest held by The Prudential Insurance Company of America ("PRU") to PERC Management Company Limited Partnership ("PERC") pursuant to a Purchase and Option Agreement between PRU and PERC dated September, 1997 (the "Purchase Agreement") and to make certain conforming changes to the Partnership Agreement.

      The Partners hereby agree as follows:

      1. The Partners confirm that effective May 18, 1994 the Partnership name was changed to Penobscot Energy Recovery Company, Limited Partnership.

      2. The Partners consent to the transfer by PRU to PERC of a Seventy-Seven Percent (77%) interest in PRU's right, title and interest as a Limited Partner in the Partnership and under the Partnership Agreement, which constitutes a 49.50002% interest in the entire Partnership in accordance with the Purchase Agreement and in granting such consent the Partners hereby (a) waive the provisions of subsections 10.2 (a) (ii), (a) (iv) and (b) (i) to the extent such provisions may still be applicable to, or binding upon, PRU and (b) consent to the admission of PERC as a new Limited Partner under Section 10.4. PERC represents that the transfer of all of PRU's interests to PERC shall not prevent the Project from being owned and operated as a Qualifying Facility.

      3. Section 1.56 of the Partnership Agreement is hereby amended and restated to read in its entirety as follows:

            1.56. LP Sharing Ratios. "LP Sharing Ratios" shall mean, with respect to each Limited Partner, the following percentages:

                  ENI    28.5714%
                  PRU    16.4286%
                  PERC   55.0000%

      4. Section 2.1 of the Partnership Agreement is amended by adding thereto the following sentence:


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In furtherance of the foregoing, the General Partners are authorized and directed to execute and deliver a Restated Certificate of Limited Partnership for the Partnership in the form attached at Exhibit A and to file the Restated Certificate with the Maine Secretary of State.

      5. Section 2.3 of the Partnership Agreement is amended by changing the Partnerships address to PERC Management Company Limited Partnership, 110 Main Street, Suite 1308, Saco, Maine 04072.

      6. Section 2.8 of the Partnership Agreement is amended by adding the following name and address of a Limited Partner:

                  PERC Management Company Limited Partnership
                  110 Main Street, Suite 1308
                  Saco, Maine 04072

      7. Article 3 of the Partnership Agreement is amended by adding thereto new Sections 3.16 and 3.17:

                  3.16 No Capital Contributions Due from PRU. The Partners,
            jointly and severally, acknowledge that upon the effective date of this Second Amendment, PRU shall have no further obligation to make Capital Contributions, Subordinated Loans or other advances to the Partnership and shall be, and hereby is, released of any and all obligations to the Partnership under Sections 3.1, 3.2, 3.3 and 3.4 of the Partnership Agreement. PRU and PERC have each entered into a separate Assignment and Assumption Agreement (the "Assumption Agreement") whereby PERC has assumed all of PRU's obligations under the separate PRU Capital Contribution Agreement as defined in
            Section 1.74 of the Partnership Agreement and PRU has been released from those obligations.

                  3.17 Assumption of Obligations of PRU. From and after the
            effective date of the Assumption Agreement, PERC shall assume and be responsible for any and all obligations to the Partnership of PRU under Sections 3.2 and 3.4 of the Partnership Agreement.

      8. Article 8 of the Partnership Agreement is amended by adding thereto the following new Section 8.3:

                  8.3 Preservation of Indemnification. The rights of PRU to
            indemnification under Article 8 are vested and shall survive and remain binding on the Partnership notwithstanding consummation of the transfer affected pursuant to this Second Amendment and notwithstanding consummation of the anticipated complete withdrawal of PRU as a Limited Partner pursuant the exercise by PERC of the Option granted to PERC under the Purchase Agreement.


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      9. The Partners hereby consent to the further transfer by PRU of up to all of its remaining limited partnership interest to PERC pursuant to the Option granted in the Purchase Agreement, and in connection therewith, hereby consent to the complete withdrawal of PRU as a limited partner and authorize and direct the General Partners to execute and deliver any and all documents reasonably deemed necessary or appropriate to give effect to such withdrawal, including such amendments as are necessary to reflect accurately the LP Sharing Ratios applicable from and after such withdrawal.

      10. PERC, in its capacity a new Limited Partner, agrees to be bound by all of the terms, provisions and conditions of the Partnership Agreement, as amended hereby.

      11. The terms used herein, unless otherwise specifically defined, shall have the meanings provided in the Partnership Agreement. Except as amended hereby, the Partnership Agreement remains in full force and effect.

      Dated: , 1997

                                          THE GENERAL PARTNERS:

                                          PERC MANAGEMENT COMPANY LIMITED
                                          PARTNERSHIP

                                          BY: PERC, INC.
                                              General Partner


                                          /s/ Martin J. Sergi
                                          ------------------------------
                                          Its:  President


                                          ENERGY NATIONAL, INC.

                                          /s/ Franklin D. Wareham
                                          ------------------------------
                                          Its: Vice President


                                          THE LIMITED PARTNERS:

                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA

                                          /s/ John Wand
                                          ------------------------------
                                          Its: Vice President


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                                          ENERGY NATIONAL, INC.

                                          /s/ Franklin D. Wareham
                                          ------------------------------
                                          Its: Vice President

                                          PERC MANAGEMENT COMPANY LIMITED
                                          PARTNERSHIP

                                          BY:   PERC, INC.
                                                General Partner

                                          /s/ Martin J. Sergi
                                          ------------------------------
                                          Its: Vice  President


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